Asset Exchange and Subscription Agreement Amendment

The following agreement amendment (the “Amendment”) is entered into on 10/05/2010 by and between::

Party A:   NextMart Inc. Registered Address on behalf of an American listed company

Company registered address: 1209 Orange Street, Newcastle County, Wilmington, Delaware, USA.

Party B:   Wang Yihan, a PRC citizen

ID number: 342423197607200307; and

 Beijing Chinese Art Exposition's Media Co., Ltd (“CIGE)

Registered Address: Dongcheng District, Beijing, Dong Si Shi Tiao A22, Nan Xin Cang International Tower B1019

Whereas:

On March 31,2010 the Parties signed the " Asset Exchange and Subscription Agreement" (herein referred to as the referred to as the "Original Agreement")

1.

Both Parties have agreed to amend the terms of the Orginal Agreement, the changes of which are contained in this Amendment. This Amendment and the changes described herein are effective as of March 31, 2010

2.

Party A Asset Exchange and Subscription Amendment

2.1

In the Original Agreement Party A agreed to transfer to Party B the following assets:

(1)

100% of the shares of William Brand Administer Ltd, a BVI registered company and a wholy owned subsiduary of Party A; 100% of the shares of Credit Netowrk 114 Limited, a BVI registered company and a wholy owned subsiduary of Party A.

(2)

100% of Party A’s 60% shareholdings in Wuxi Sun Network Technology Ltd., a PRC registered company.

(3)     100% of Party A’s 80% shareholdings in Naixiu Exhibition Ltd., a PRC registered company.

(4)

the net assets of Party A’s 100% owned subisdiary Sun New Media Group Ltd. (a BVI registered company) and its 100% owned subsidiary Oxus Cancer Reserch Ltd (a PRC registered company). The net assets being sold do not include the subsidiaries cash, office furniture and equipment, and third party creditor’s rights and third party debts, which shall remain the subsidiary’s property.

(5)

any other net assets belonging to Party A, with the exception of Party A’s 3,000 shares of Asia Premium Television Group Inc. and its US$750,000 liablity.

(6)

 In addition to the assets listed above, Party A shall also issue to Party B 50,000,000 warrants of Party A’s common stock within ten working days of completing the transfer of the assets. These warrants shall have an excercise price of US$0.016, and shall be excersible for up to 24 months from the time they are issued.

(7)

Both Parties agree that the culmulative value of the assets outlined in Article 2.1. of this Agreement is a total of RMB 7,650,000.

2.2

Party A hereby agrees to amend the assets to be transferred to Party B under the Original Contract, such that Party A will now provide to Wang Yihan the following:

(1)

100% of the shares of William Brand Administer Ltd, a BVI registered company and a wholly owned subsidiary of Party A; 100% of the shares of Credit Network 114 Limited, a BVI registered company and a wholly owned subsidiary of Party A.

*This documents is a translation of the binding Chinese agreement which was signed between the parties. In the event of any discrepancies between the two the Chinese version shall prevail.

(2)

100% of Party A’s 60% shareholdings in Wuxi Sun Network Technology Ltd., a PRC registered company.

(3)     100% of Party A’s 80% shareholdings in Naixiu Exhibition Ltd., a PRC registered company.

(4)

the net assets of Party A’s 100% owned subsidiary Sun New Media Group Ltd. (a BVI registered company) and its 100% owned subsidiary Oxus Cancer Research Ltd (a PRC registered company). The net assets being sold do not include the subsidiaries cash, office furniture and equipment, and third party creditor’s rights and third party debts, which shall remain the subsidiary’s property.

(5)

any other net assets belonging to Party A, with the exception of Party A’s 3,000 shares of Asia Premium Television Group Inc. and its US$750,000 liability.

(6)

 The cumulative value of the assets outlined in Article 2.1. of this Agreement is a total of US$5,391,255.

2.

Party B Asset Exchange and Subscription Amendment

2.1

In the Original Agreement B agreed to transfer to Party A the following assets:

(1)

the CIGE member database, a database developed over the last six years that contains the names and data for over 10,000 indiduals and companies, and which is valued at US$1,000,000.

(2)

ownership of all the advertising sales rights for every CIGE exhibition any where in greater China (includes Hong Kong and Macao, but not including Taiwan) for the next 30 years, as well as the exclusive operating rights of its Gallery Guide magazine for the next 30 years, together valued at US$3,000,000.

(3)

land usage rights for real estate or property capable of being used for art exhibition purposes and valued at no less than US$3,650,000, the rights to which shall be given to Party A within 24 months of signing this Agreement. In the event that Party B is unable to provide Party A such land usage rights within 24 months, Party B shall transfer to Party A common stock of a publicly traded company acceptable to Party A, the value of which shall be no less than US$3,650,000.

(4)

the right of first refusal for any future sale or issuance of CIGE’s common stock by Wang Yihan or CIGE.

2.2

Party B hereby agrees to amend the assets to be transferred to Party A under the Original Contract, such that Wang Yihan will now provide to Party A the following:

(1)

 land usage rights for real estate or property capable of being used for art exhibition purposes and valued at no less than US$7,650,000, the rights to which shall be given to Party A within 24 months of signing this Agreement. In the event that Party B is unable to provide Party A such land usage rights within 24 months, Party B shall transfer to Party A common stock of a publicly traded company acceptable to Party A, the value of which shall be no less than US$5,390,000

3.

  Other Amendments

3.1    Whereas in the Original Agreement, both Parties agreed to provide valuations reports for their respective assets dated March 25, 2010, the parties hereby agree that Party A will provide a valuation report for the assets within 30 days of signing this agreement, and Wang Yihan will provide Party A with a valuation report for the land usage rights at the time such rights are transferred to Party A.

*This documents is a translation of the binding Chinese agreement which was signed between the parties. In the event of any discrepancies between the two the Chinese version shall prevail.

4.

The amended asset transfer shall be recognized as complete only after the assets described in Provision 1 and 2 of this Amendment have been duly registered in each Party’s name such that each Party are legally recognized as having ownership of the assets transferred to them.

5.

 Party A and Party B hereby warrant and represent that they lawfully own the assets described herein, and that such assets are free and clear of any liens and or liabilities.

6.   Party A hereby represents and warrants to Party B:

(1)  Party A’s Board of Director’s has passed a resolution approving this Amendment and the terms contained herein.

(2)   It is the legal owner of all the assets described herein, that the assets are free of any liens and liabilities,

(3)   All information provided to Party B relating to the assets and during the  negotiations of this agreement are accurate and true.

(4)  That no person (other than the Party B) has any contract, option, understanding, commitment, or any right or privilege capable of becoming a contract, option or commitment (including warrants or convertible securities or obligations of any nature), for the purchase from the Party A of any of the assets.

(5)  That it will be responsible for obtaining all necessary approvals and licenses required to execute this Amendment and the transfer of the assets.

7.   Party B hereby represents and warrants to Party A:

(1)   Party B’s Board of Director’s has passed a resolution approving this Amendment and the terms contained herein.

(2)  It it is the legal owner of all the assets described herein, that the assets are free of any liens and liabilities,

(3)  All information provided to Party A relating to the assets and during the  negotiations of this agreement are accurate and true.

(4)  That no person (other than the Party A) has any contract, option, understanding, commitment, or any right or privilege capable of becoming a contract, option or commitment (including warrants or convertible securities or obligations of any nature), for the purchase from the Party A of any of Party A Assets.

(5)  That is shall assist Party A to obtain all necessary approvals and licenses required to execute this Amendment and the transfer of the assets.

8.   Each Party hereto shall be responsible for its own costs and expenses in connection with and incidental to the preparation and carrying into effect of this Amendment.

9.

Breach of Contract

9.1   In the event a party is in breach of this Amendment, and due to which the other Party suffer material losses, the party in breach of the Amendment shall be liable and shall the other party shall have the right to terminate the Amendment and without relinquishing the right to compensation.

9.2    In the event this Amendment cannot be executed due to legal rules governing such agreements, and in the event that the inability to execute the Agreement is not due to any fault of the Parties, the Agreement shall be terminated without cause for compensation to any party.

10.

This Amendment shall be governed by and construed in accordance with the laws of the People’s

*This documents is a translation of the binding Chinese agreement which was signed between the parties. In the event of any discrepancies between the two the Chinese version shall prevail.

Republic of China and that the Beijing Arbitration Committee shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

11.  This Amendment may be supplemented or amended only by a written document signed by both Parties. In the event of any conflict or discrepancy exists between this contract and any other agreement between the parties, verbal or written, this Amendment shall prevail.

12.  The Agreement shall have four copies, of which each Party shall have two copies, and each copy shall be considered legally binding.

13.  This Agreement shall come into effect after each party has signed and stamped each copy.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day, month and year first above written.

/s/ Fischer Yu

________________

Signed by: Fisher Yu

on behalf of [NextMart Inc]

/s/ Wang Yihan

_______________

Signed by: Wang Yihan

on behalf of Wang Yihan and CIGE

*This documents is a translation of the binding Chinese agreement which was signed between the parties. In the event of any discrepancies between the two the Chinese version shall prevail.